                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10155
                                  ----------------------------------------------

                 AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI                                  64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 816-531-5575
                                                   -----------------------------

Date of fiscal year end:  12-31
                        --------------------------------------------------------

Date of reporting period:  12-31-2007
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS II
Annual Report               December 31, 2007

[photo of winter]

VP Inflation Protection Fund

[american century investments logo and text logo (R)]

TABLE OF CONTENTS

     Market Perspective. . . . . . . . . . . . . . . . . . . .  . . . .      2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . .  . . . .      2

VP INFLATION PROTECTION

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer, Fixed Income

SOLID 2007 TREASURY RETURNS AFTER STRONG SECOND HALF

After producing modest results during the first six months of the year, the U.S.
Treasury market rallied strongly in the second half of 2007. The "Summer of
Subprime" and its financial sector fallout caused concerns about future economic growth and fueled a flight to quality that made 2007 the best year for high-quality U.S. government bonds since 2002.

The bond rally began after the 10-year Treasury yield hit a five-year closing high of 5.30% on June 12. Economic and market conditions at the time seemed to preclude any Federal Reserve (Fed) interest rate cuts through year end.
Inflation seemed like a bigger threat to the Fed than recession, based on wage pressures, factory capacity utilization rates, demand for commodities, excess global liquidity, and a weakening dollar. But in July, credit concerns captured the markets, demand for high-quality bonds increased, and the 10-year Treasury yield began a five-month plunge as the economic outlook deteriorated, taking the yield all the way down to 3.84% in late November.

Meanwhile, Fed interest rate policy changed dramatically in late summer, leading to three interest rate target cuts in the final four months of the year. The
Fed's short-term interest rate benchmark fell from 5.25% in August to 4.25% in
December, with more cuts on the way.

TIPS WERE TOPS

Treasuries, including Treasury inflation-protected securities (TIPS), finished
2007 as the top major U.S. bond sector on a total return basis. As is typical during Treasury market rallies, longer-duration/maturity securities (including most TIPS) generally outperformed their shorter-duration/maturity counterparts.

TIPS outpaced the broader Treasury sector for the year, as inflation and duration played a role in returns. Overall (headline) inflation, as measured by the consumer price index (CPI), jumped to 4.1% in 2007 from 2.5% in 2006, fueling demand for TIPS and triggering favorable inflation adjustments that enhanced returns.

U.S. Fixed-Income Total Returns For the 12 months ended December 31, 2007

                         CITIGROUP BOND MARKET INDICES
Citigroup US Broad Investment-Grade Bond Index              7.22%
Citigroup US Inflation-Linked Securities Index             11.61%

TREASURY BELLWETHERS
3-Month Treasury Bill                                       5.11%
10-Year Treasury Note                                       9.72%

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PERFORMANCE
VP Inflation Protection

Total Returns as of December 31, 2007
                                                    Average Annual
                                                        Returns
                                                              Since     Inception
                                         1 year  5 years    Inception      Date

CLASS II                                 9.49%    4.77%       4.77%      12/31/02

CITIGROUP US INFLATION-LINKED
SECURITIES INDEX(1)(2)                   11.61%   6.23%       6.23%         --

BLENDED INDEX(3)                         9.61%    5.14%       5.14%         --

Class I                                  9.66%      --        5.63%       5/7/04

(1) The Citigroup US Inflation-Linked Securities Index is not subject to the tax code diversification and other regulatory requirements limiting the type and amount of securities that the fund may own.

(2) In June of 2007, the fund's benchmark changed from the Blended index to the
Citigroup US Inflation-Linked Securities Index. The fund's investment advisor believes this index better represents the fund's portfolio composition.

(3) See Index Definitions page.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

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VP Inflation Protection

Growth of $10,000 Over Life of Class

$10,000 investment made December 31, 2002

One-Year Returns Over Life of Class
Periods ended December 31
                                            2003     2004    2005   2006    2007

Class II                                   5.61%*   5.81%   1.56%   1.59%   9.49%

Citigroup US Inflation-Linked Securities
Index                                       8.26%   8.40%   2.86%   0.40%  11.61%

Blended index                               5.75%   5.78%   2.51%   2.25%   9.61%

*Returns would have been lower, along with ending value, if distribution fees had not been waived from 12/31/02 to 3/31/03.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

PORTFOLIO COMMENTARY
VP Inflation Protection

Lead Portfolio Managers: Brian Howell, Jim Platz, Seth Plunkett,
and Bob Gahagan
Macro Strategy Team Representatives: Brian Howell and Bob Gahagan

PERFORMANCE SUMMARY

VP Inflation Protection returned 9.66%* for the year ended December 31, 2007, its best annual return since inception. The portfolio's new benchmark, the
Citigroup US Inflation-Linked Securities Index, returned 11.61%. The old benchmark -- a blended index (composition shown on page 29) -- returned 9.61%.
We changed the benchmark in June 2007, believing the new benchmark more closely fit the portfolio's investment objective.

The portfolio's absolute return reflected the strong performance of inflation-indexed securities in a solid year for high-quality U.S. bonds (see the Market Perspective on page 2). After Treasury inflation-protected securities
(TIPS) posted positive performance in a difficult environment for bonds in the first half of the year, they flourished in the flight-to-quality environment of the year's second half, benefiting from their high credit quality and relatively long duration. In addition, with energy and commodity prices on the upswing, inflation threats throughout the reporting period increased the attractiveness of TIPS.

Relative to the new benchmark, our yield curve positioning and favorable foreign currency trades helped performance, while non-Treasury holdings detracted. It's also worth noting that the fund's returns are reduced by operating expenses, while the indices' are not.

MANAGEMENT CHANGE

In September 2007, we announced changes in our liquid markets team, which is responsible for security selection within the U.S. Treasury, agency, and derivatives markets in which VP Inflation Protection invests. In the past, some team members had primary responsibility for one or more of the group's portfolios. Going forward, the entire team will be involved in collective decision-making across all of these

Asset Allocation
                                                           % of         % of
                                                        net assets   net assets
                                                           as of        as of
                                                         12/31/07      6/30/07
U.S. Treasury Securities & Equivalents                     54.9%        55.4%
U.S. Government Agency Securities                          15.8%        7.1%
Collateralized Mortgage Obligations                        12.7%        17.5%
Corporate Bonds                                            10.1%        9.9%
Zero-Coupon U.S. Treasury Securities & Equivalents         1.8%         1.9%
U.S. Government Agency Mortgage-Backed Securities          1.7%         4.1%
Zero-Coupon U.S. Government Agency Securities              1.4%         1.8%
Sovereign Governments & Agencies                           0.9%          --
Asset-Backed Securities                                    --(1)        0.3%
Cash and Equivalents(2)                                    0.7%         2.0%

(1) Category is less than 0.05% of total net assets.

(2) Includes Commercial Paper and other assets and liabilities.

*All fund returns referenced in this commentary are for Class I shares.

------

VP Inflation Protection

portfolios. As part of these changes, portfolio manager Jeremy Fletcher left the company in September. The portfolios he managed were team-managed prior to his departure and should continue to benefit from the skills and experience of the present team.

PORTFOLIO POSITIONING

As inflation risks increased during the year, we maximized the portfolio's exposure to inflation-linked products, which contributed to performance.
However, we retained a slight overweight in non-Treasury inflation-linked products compared with the new benchmark. That detracted from relative performance as the Treasury sector outperformed.

In addition, we maintained a yield-curve-steepening bias, which contributed positively to performance, as the slope of the nominal Treasury yield curve turned positive and steepened during the year. The yield difference between two-
and 10-year Treasury notes started the year at -11 basis points, indicating an inverted yield curve, and ended the period at +98 basis points, a more normal, steeper curve.

OUTLOOK

We believe the prospect of deepening economic weakness and the resulting Federal
Reserve (Fed) rate cuts bode well for high-quality bonds in general in the near term. This includes TIPS, which should also benefit from lingering concerns regarding the near-term and future inflation outlook for the U.S. economy.

As the economy weakens, there is a growing risk that the Fed will favor anti-recessionary insurance over inflation vigilance, thereby igniting inflationary expectations. In addition, the U.S. economy continues to face inflationary pressures from the weakening U.S. dollar and soaring energy and commodity prices. Typically, corporations have absorbed the higher costs associated with these trends, but, if these factors persist, companies eventually will have to raise prices. These inflation factors, if sustained, should prove rewarding for inflation-protected securities.

Portfolio at a Glance
                                           As of               As of
                                         12/31/07             6/30/07
30-Day SEC Yield
 Class I                                   3.91%              7.93%*
 Class II                                  3.66%              7.67%*
Weighted Average Maturity                9.5 years           9.3 years
Average Duration (effective)             6.4 years           6.4 years

*The above-average 30-day SEC yields as of June 30, 2007, primarily resulted from an unusually elevated April inflation reading. The market conditions fostering this occurrence may not be repeated or consistently achieved in the future.

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SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   Beginning        Ending        Expenses Paid
                 Account Value   Account Value    During Period*      Annualized
                     7/1/07        12/31/07     7/1/07 - 12/31/07   Expense Ratio*

ACTUAL

Class I              $1,000        $1,083.30          $2.63             0.50%

Class II             $1,000        $1,082.00          $3.94             0.75%

HYPOTHETICAL

Class I              $1,000        $1,022.68          $2.55             0.50%

Class II             $1,000        $1,021.42          $3.82             0.75%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------

SCHEDULE OF INVESTMENTS
VP Inflation Protection

DECEMBER 31, 2007

Principal Amount                                                             Value

U.S. Treasury Securities & Equivalents -- 54.9%

   $1,500,000  AID (Egypt), 4.45%, 9/15/15                              $1,494,594
   36,797,552  U.S. Treasury Inflation Indexed Bonds, 2.375%,
               1/15/25(1)                                               38,643,207
   41,262,704  U.S. Treasury Inflation Indexed Bonds, 2.00%,
               1/15/26(1)                                               41,108,009
   21,134,196  U.S. Treasury Inflation Indexed Bonds, 2.375%,
               1/15/27(1)                                               22,356,027
   21,959,070  U.S. Treasury Inflation Indexed Bonds, 3.625%,
               4/15/28(1)                                               27,826,270
   14,379,781  U.S. Treasury Inflation Indexed Bonds, 3.875%,
               4/15/29                                                  19,030,748
   18,520,410  U.S. Treasury Inflation Indexed Bonds, 3.375%,
               4/15/32(1)                                               23,726,386
      807,151  U.S. Treasury Inflation Indexed Notes, 4.25%,
               1/15/10                                                     861,507
    3,721,984  U.S. Treasury Inflation Indexed Notes, 0.875%,
               4/15/10                                                   3,710,647
      240,078  U.S. Treasury Inflation Indexed Notes, 3.50%,
               1/15/11                                                     258,272
    3,420,853  U.S. Treasury Inflation Indexed Notes, 2.375%,
               4/15/11                                                   3,566,776
    5,706,510  U.S. Treasury Inflation Indexed Notes, 3.375%,
               1/15/12                                                   6,226,784
    2,522,447  U.S. Treasury Inflation Indexed Notes, 2.00%,
               4/15/12                                                   2,615,068
    1,161,970  U.S. Treasury Inflation Indexed Notes, 3.00%,
               7/15/12                                                   1,258,832
    4,550,080  U.S. Treasury Inflation Indexed Notes, 1.875%,
               7/15/13                                                   4,690,141
    7,914,830  U.S. Treasury Inflation Indexed Notes, 2.00%,
               1/15/14                                                   8,177,634
   15,627,876  U.S. Treasury Inflation Indexed Notes, 2.00%,
               7/15/14                                                  16,151,660
   19,913,348  U.S. Treasury Inflation Indexed Notes, 1.625%,
               1/15/15(1)                                               19,998,916
   16,863,213  U.S. Treasury Inflation Indexed Notes, 1.875%,
               7/15/15                                                  17,193,901
   16,236,664  U.S. Treasury Inflation Indexed Notes, 2.00%,
               1/15/16                                                  16,667,958
   16,552,160  U.S. Treasury Inflation Indexed Notes, 2.50%,
               7/15/16                                                  17,656,504
   20,098,206  U.S. Treasury Inflation Indexed Notes, 2.375%,
               1/15/17(1)                                               21,214,601
   16,960,105  U.S. Treasury Inflation Indexed Notes, 2.625%,
               7/15/17                                                  18,304,990
                                                                      ------------
TOTAL U.S. TREASURY SECURITIES & EQUIVALENTS
(Cost $314,575,373)                                                    332,739,432
                                                                      ------------

Principal Amount                                                             Value

U.S. Government Agency Securities -- 15.8%

   $4,000,000  FAMCA, 4.875%, 1/14/11 (Acquired 8/30/07, Cost
               $4,018,400)(2)                                           $4,135,806
    3,750,000  FAMCA, 5.50%, 7/15/11 (Acquired 9/6/06, Cost
               $3,804,075)(2)                                            3,974,696
    1,000,000  FAMCA, 5.40%, 10/14/11                                    1,054,300
    3,974,000  FAMCA, 6.71%, 7/28/14                                     4,563,074
    5,000,000  FFCB, 4.50%, 10/17/12                                     5,122,980
    2,000,000  FFCB, 4.875%, 12/16/15                                    2,072,648
    5,000,000  FFCB, 4.875%, 1/17/17                                     5,138,700
    4,000,000  FHLB, 4.875%, 11/18/11                                    4,154,256
    5,000,000  FHLB, 5.00%, 3/9/12                                       5,218,945
   15,000,000  FHLB, 5.50%, 8/13/14                                     16,189,980
    4,000,000  FHLB, 4.75%, 12/16/16                                     4,091,212
    1,030,000  FHLB, 4.875%, 5/17/17                                     1,061,500
    5,000,000  FHLMC, 5.50%, 8/20/12                                     5,335,270
    3,000,000  FNMA, 4.875%, 5/18/12                                     3,120,138
    2,655,000  FNMA, 4.75%, 11/19/12                                     2,750,551
    2,000,000  FNMA, 5.375%, 6/12/17                                     2,128,498
   10,070,000  FNMA, VRN, 3.90%, 1/17/08, resets monthly off the
               Consumer Price Index Year over Year plus 1.14%
               with a cap of 24.00%, Final Maturity 2/17/09             10,012,299
    5,000,000  PEFCO, 6.67%, 9/15/09                                     5,256,910
    1,500,000  PEFCO, 5.69%, 5/15/12                                     1,606,788
    2,845,000  PEFCO, 4.97%, 8/15/13                                     2,986,957
    4,000,000  PEFCO, 4.55%, 5/15/15                                     4,093,004
    1,750,000  TVA Inflation Indexed Notes, 4.875%, 12/15/16             1,799,282
                                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $92,752,874)                                                      95,867,794
                                                                      ------------

Collateralized Mortgage Obligations(3) -- 12.7%

    4,958,813  Banc of America Alternative Loan Trust, Series
               2007-2, Class 2A4, 5.75%, 6/25/37                         4,871,478
    6,200,000  Banc of America Commercial Mortgage Inc., Series
               2007-4, Class A3 SEQ, 5.81%, 8/10/14                      6,354,089
      873,016  Banc of America Large Loan, Series 2005 MIB1, Class
               A1, VRN, 5.18%, 1/15/08, resets monthly off the 1-month LIBOR plus 0.15% with no caps, Final Maturity 3/15/22 (Acquired
               11/18/05, Cost
               $873,016)(2)                                                856,161

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VP Inflation Protection

Principal Amount                                                             Value

   $2,616,062  Bear Stearns Commercial Mortgage Securities Trust,
               Series 2003 T12, Class A2 SEQ, 3.88%, 8/1/39             $2,595,497
      108,620  Commercial Mortgage Pass-Through Certificates, Series 2005 FL11,
               Class A1, VRN, 5.18%, 1/15/08, resets monthly off the 1-month
               LIBOR plus 0.15% with no caps, Final Maturity 11/15/17 (Acquired
               11/18/05, Cost $108,620)(2)                                 108,093
    7,000,000  Credit Suisse Mortgage Capital Certificates, Series
               2007 TF2A, Class A1, VRN, 5.21%, 1/15/08, resets monthly off the
               1-month LIBOR plus 0.18% with no
               caps, Final Maturity 4/15/22                              6,748,923
    1,479,255  FHLMC, Series 2508, Class UL SEQ, 5.00%, 12/15/16         1,486,475
    3,000,000  FNMA, Series 2003-92, Class PD, 4.50%, 3/25/17            2,983,458
    4,215,000  GMAC Commercial Mortgage Securities, Inc., Series
               2005 C1, Class A2 SEQ, 4.47%, 5/10/43                     4,173,297
    1,108,147  GNMA, Series 2003-46, Class PA, 5.00%, 5/20/29            1,110,802
      299,207  GNMA, Series 2003-112, Class MN, 4.00%, 5/16/25             298,168
    2,000,000  GNMA, Series 2005-24, Class UB SEQ, 5.00%, 1/20/31        1,992,720
    6,000,000  Greenwich Capital Commercial Funding Corp., Series
               2005 GG3, Class A2 SEQ, VRN, 4.31%, 1/1/08, Final
               Maturity 8/10/42                                          5,928,378
    2,000,000  LB-UBS Commercial Mortgage Trust, Series 2003 C3,
               Class A3 SEQ, 3.85%, 5/15/27                              1,948,250
    1,000,000  LB-UBS Commercial Mortgage Trust, Series 2003 C5,
               Class A2 SEQ, 3.48%, 7/15/27                                990,912
    5,000,000  LB-UBS Commercial Mortgage Trust, Series 2004 C4,
               Class A2, VRN, 4.57%, 1/11/08, Final Maturity
               6/15/29                                                   4,987,910
    3,832,374  LB-UBS Commercial Mortgage Trust, Series 2005 C2,
               Class A2 SEQ, 4.82%, 4/15/30                              3,823,043
    2,590,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3,
               Class A3 SEQ, 4.65%, 7/30/30                              2,548,348

Principal Amount                                                             Value

   $6,523,112  Lehman Brothers Floating Rate Commercial Mortgage
               Trust, Series 2007 LLFA, Class A1, VRN, 5.33%,
               1/15/08, resets monthly off the 1-month LIBOR plus
               0.30% with no caps, Final Maturity 6/15/22
               (Acquired 8/3/07, Cost $6,523,112)(2)                    $6,276,813
    2,000,000  Merrill Lynch Mortgage Trust STRIPS - COUPON,
               Series 2006 C1, Class A2, VRN, 5.80%, 1/1/08, Final
               Maturity 5/12/39                                          2,033,470
    5,000,000  Morgan Stanley Capital I, Series 2004 HQ3, Class A2
               SEQ, 4.05%, 1/13/41                                       4,952,160
    2,055,000  Washington Mutual Mortgage Pass-Through
               Certificates, Series 2004 AR4, Class A6, 3.81%,
               6/25/34                                                   2,031,028
    1,805,000  Washington Mutual Mortgage Pass-Through
               Certificates, Series 2004 AR7, Class A6, 3.94%,
               7/25/34                                                   1,784,782
    1,000,000  Washington Mutual Mortgage Pass-Through
               Certificates, Series 2005 AR4, Class A3, 4.59%,
               4/25/35                                                     991,839
    5,407,091  Wells Fargo Mortgage Backed Securities Trust,
               Series 2007-11, Class A19 SEQ, 6.00%, 8/25/37             5,432,348
                                                                      ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $77,484,294)                                                      77,308,442
                                                                      ------------

Corporate Bonds -- 10.1%

    2,000,000  ABN AMRO Bank N.V., VRN, 5.54%, 1/28/08, resets monthly off the Consumer Price Index Year over Year
               plus 2.00% with no caps, Final Maturity 9/27/08           2,007,000
    2,000,000  Barclays Bank plc, VRN, 5.29%, 1/15/08, resets monthly off the Consumer Price Index Year over Year plus
               1.75% with no caps, Final Maturity 3/17/08                2,007,420
    2,000,000  Barclays Bank plc, VRN, 5.37%, 1/28/08, resets monthly off the Consumer Price Index Year over Year plus
               1.83% with no caps, Final Maturity 7/28/08                 2,014,440

------

VP Inflation Protection

Principal Amount                                                             Value

     $187,000  Hartford Life Insurance Co., VRN, 5.74%, 1/15/08,
               resets monthly off the Consumer Price Index Year
               Over Year plus 2.20% with no caps, Final Maturity
               10/15/08                                                  $ 185,485
      706,000  HSBC Finance Corp., VRN, 4.62%, 1/10/08, resets
               monthly off the Consumer Price Index Year over Year
               plus 1.08% with no caps, Final Maturity 9/10/09             688,738
    3,000,000  HSBC Finance Corp., VRN, 4.65%, 1/10/08, resets monthly off the Consumer Price Index Year over Year
               plus 1.11% with no caps, Final Maturity 2/10/10           2,897,971
    1,067,000  HSBC Finance Corp., VRN, 4.73%, 1/10/08, resets monthly off the Consumer Price Index Year over Year
               plus 1.19% with no caps, Final Maturity 2/10/09           1,051,432
    9,500,000  International Bank for Reconstruction &
               Development, 7.625%, 1/19/23                             12,513,238
       40,000  John Hancock Life Insurance Co., VRN, 4.67%,
               1/15/08, resets monthly off the Consumer Price
               Index Year over Year plus 1.13% with no caps, Final
               Maturity 6/15/10                                             39,106
      179,000  John Hancock Life Insurance Co., VRN, 5.16%,
               1/15/08, resets monthly off the Consumer Price
               Index Year over Year plus 1.62% with no caps, Final
               Maturity 11/15/10                                           176,195
    2,139,000  Lehman Brothers Holdings Inc., VRN, 4.83%, 1/10/08,
               resets monthly off the Consumer Price Index Year
               over Year plus 2.07% with no caps, Final Maturity
               11/10/15                                                  1,829,016
    4,160,000  Lehman Brothers Holdings Inc., VRN, 4.22%, 1/23/08,
               resets monthly off the Consumer Price Index Year
               over Year plus 1.46% with no caps, Final Maturity
               3/23/12                                                   3,803,155
    4,760,000  Merrill Lynch & Co., Inc., VRN, 3.92%, 1/2/08,
               resets monthly off the Consumer Price Index plus
               1.16% with no caps, Final Maturity 3/2/09                 4,606,728

Principal Amount                                                             Value

   $4,359,000  Morgan Stanley, VRN, 4.86%, 1/2/08, resets monthly off the Consumer Price Index Year over Year plus 2.10%
               with no caps, Final Maturity 12/1/17                     $3,941,233
    2,125,000  Principal Life Income Fundings Trusts, VRN, 3.81%,
               1/1/08, resets monthly off the Consumer Price Index
               Year over Year plus 1.05% with no caps, Final
               Maturity 4/1/08                                           2,126,467
      303,000  Prudential Financial, Inc., VRN, 4.76%, 1/2/08,
               resets monthly off the Consumer Price Index Year
               over Year plus 2.00% with no caps, Final Maturity
               11/2/20                                                     257,241
   10,939,600  SLM Corporation, 1.32%, 1/25/10                          10,262,658
      490,000  SLM Corporation, VRN, 4.91%, 1/2/08, resets monthly off the Consumer Price Index Year over Year plus
               2.15% with no caps, Final Maturity 2/1/14                   386,894
    1,500,000  SLM Corporation, VRN, 4.96%, 1/15/08, resets monthly off the Consumer Price Index Year over Year plus
               2.20% with no caps, Final Maturity 6/15/09                1,431,450
    8,824,560  Toyota Motor Credit Corp. Inflation Indexed Bonds,
               1.22%, 10/1/09                                            8,835,717
                                                                      ------------
TOTAL CORPORATE BONDS
(Cost $62,123,906)                                                      61,061,584
                                                                      ------------

Zero-Coupon U.S. Treasury Securities & Equivalents(4) -- 1.8%

    5,000,000  AID (Israel), 4.70%, 5/1/15                               3,687,164
       45,000  Federal Judiciary, 5.34%, 2/15/08                            44,822
      242,000  Federal Judiciary, 4.41%, 8/15/11                           213,723
       56,000  Federal Judiciary, 4.88%, 8/15/12                            47,443
    4,351,000  Federal Judiciary, 4.85%, 8/15/13                         3,521,072
       91,000  Federal Judiciary, 5.43%, 2/15/23                            43,787
      353,000  REFCORP STRIPS - COUPON, 3.61%, 10/15/08                    344,414
    2,000,000  REFCORP STRIPS - COUPON, 4.51%, 1/15/14                   1,596,838

------

VP Inflation Protection

Principal Amount                                                             Value

    $ 232,000  REFCORP STRIPS - COUPON, 4.84%, 4/15/16                   $ 163,914
      142,000  REFCORP STRIPS - COUPON, 4.87%, 7/15/17                      93,631
      442,000  REFCORP STRIPS - COUPON, 4.91%, 1/15/18                     282,933
      475,000  REFCORP STRIPS - COUPON, 4.94%, 4/15/19                     283,744
      500,000  TVA STRIPS - COUPON, 5.28%, 4/15/08                         495,104
      110,000  TVA STRIPS - COUPON, 4.95%, 10/15/08                        107,075
      100,000  TVA STRIPS - COUPON, 4.77%, 4/15/12                          85,974
      132,000  TVA STRIPS - COUPON, 5.28%, 10/15/09                        124,362
                                                                      ------------
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES & EQUIVALENTS
(Cost $10,678,552)                                                      11,136,000
                                                                      ------------

U.S. Government Agency Mortgage- Backed Securities(3) -- 1.7%

      714,812  FHLMC, 4.50%, 5/1/19                                        702,813
    3,975,834  FHLMC, 5.00%, 4/1/21                                      3,980,354
      368,561  FHLMC, 5.50%, 12/1/33                                       368,513
    1,019,017  FNMA, 5.00%, 9/1/20                                       1,020,177
      127,698  GNMA, 6.00%, 6/20/17                                        130,682
      129,833  GNMA, 6.00%, 7/20/17                                        132,867
      851,284  GNMA, 6.00%, 5/15/24                                        874,938
    2,876,541  GNMA, 5.50%, 9/20/34                                      2,884,032
                                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $10,011,965)                                                      10,094,376
                                                                      ------------

Zero-Coupon U.S. Government Agency Securities(4) -- 1.4%

      125,000  FICO STRIPS - COUPON, 4.40%, 11/30/08                       121,127
      113,000  FICO STRIPS - COUPON, 5.27%, 2/3/10                         105,461
      101,000  FICO STRIPS - COUPON, 5.27%, 5/2/10                          93,281

Principal Amount                                                             Value

     $485,000  FICO STRIPS - COUPON, 4.58%, 11/30/10                      $438,742
    3,038,000  FICO STRIPS - COUPON, 5.10%, 4/6/11                       2,718,810
    1,763,000  FICO STRIPS - COUPON, 4.83%, 3/26/12                      1,514,984
    2,000,000  FICO STRIPS -- COUPON, 4.39%, 10/6/12                     1,675,554
      900,000  Government Trust Certificates, 2.87%, 5/15/08               888,719
    1,000,000  Government Trust Certificates, 3.06%, 11/15/08              970,522
                                                                      ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES
(Cost $8,245,503)                                                        8,527,200
                                                                      ------------

Sovereign Governments & Agencies -- 0.9%

    5,000,000  KfW, 4.75%, 5/15/12                                       5,161,310
(Cost $4,884,371)
                                                                      ------------

Asset-Backed Securities(3)(5)

      156,813  Atlantic City Electric Transition Funding LLC,
               Series 2003-1, Class A1 SEQ, 2.89%, 7/20/11                 154,839
(Cost $156,817)
                                                                      ------------
Commercial Paper(5)(6)

      143,000  Rabobank USA Financial Corp., 3.48%, 1/2/08                 142,956
(Cost $142,986)
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 99.3%
(Cost $581,056,641)                                                    602,193,933
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 0.7%                                     4,149,189
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $606,343,122
                                                                      ============

------

VP Inflation Protection

Swap Agreements

Notional                                                 Expiration     Unrealized
Amount          Description of Agreement                    Date       Gain (Loss)

CREDIT DEFAULT
    $4,750,000  Pay quarterly a fixed rate equal to      June 2010        $ 96,071
                0.20% multiplied by the notional
                amount and receive from Merrill Lynch
                International upon each default event
                of HSBC Finance Corp., par value of
                the proportional notional amount.

TOTAL RETURN
    44,000,000  Pay a fixed rate equal to 2.4875% and    July 2010        (39,830)
                receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc.
    20,000,000  Pay a fixed rate equal to 1.13% and     January 2012       437,850
                receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc.
    35,000,000  Pay a fixed rate equal to 1.14% and      March 2012        297,224
                receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc.
    20,000,000  Pay a fixed rate equal to 1.21% and      June 2014       (224,390)
                receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc.
    20,000,000  Pay a fixed rate equal to 1.31% and      April 2017        179,381
                receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc.
    30,100,000  Pay a fixed rate equal to 2.895% and      December           4,647
                receive the return of the U.S. CPI          2027
                Urban Consumers NSA Index upon the termination date with
                Barclays Bank plc.
                                                                        ----------
                                                                          $750,953
                                                                        ==========

Notes to Schedule of Investments

AID = Agency for International Development

CPI = Consumer Price Index

Equivalent = Security whose principal payments are secured by U.S. Treasurys

FAMCA = Federal Agricultural Mortgage Corporation

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FICO = Financing Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

NSA = Not Seasonally Adjusted

PEFCO = Private Export Funding Corporation

REFCORP = Resolution Funding Corporation

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TVA = Tennessee Valley Authority

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective December 31, 2007.

(1) Security, or a portion thereof, has been segregated for swap agreements.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at December 31, 2007 was $15,351,569, which represented 2.5% of total net assets.

(3) Final maturity indicated, unless otherwise noted.

(4) The rate indicated is the yield to maturity at purchase. These securities are issued at a substantial discount from their value at maturity.

(5) Category is less than 0.05% of total net assets.

(6) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

ASSETS

Investment securities, at value (cost of $581,056,641)         $602,193,933

Receivable for investments sold                                   2,992,136

Unrealized appreciation on swap agreements                        1,015,173

Interest receivable                                               5,090,568
                                                               ------------
                                                                611,291,810
                                                               ------------

LIABILITIES

Disbursements in excess of demand deposit cash                    1,553,383

Payable for investments purchased                                 2,766,596

Unrealized depreciation on swap agreements                          264,220

Accrued management fees                                             248,264

Distribution fees payable                                           116,225
                                                               ------------
                                                                  4,948,688
                                                               ------------

NET ASSETS                                                     $606,343,122
                                                               ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                        $594,040,091

Accumulated net realized loss on investment transactions        (9,585,531)

Net unrealized appreciation on investments                       21,888,562
                                                               ------------
                                                               $606,343,122
                                                               ============

CLASS I, $0.01 PAR VALUE

Net assets                                                      $55,277,233

Shares outstanding                                                5,239,457

Net asset value per share                                            $10.55

CLASS II, $0.01 PAR VALUE

Net assets                                                     $551,065,889

Shares outstanding                                               52,254,623

Net asset value per share                                            $10.55

See Notes to Financial Statements.

------

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                        $28,878,057
                                                              -------------

EXPENSES:

Management fees                                                   2,667,242

Distribution fees -- Class II                                     1,260,454

Directors' fees and expenses                                         64,763

Other expenses                                                          793
                                                              -------------
                                                                  3,993,252
                                                              -------------

NET INVESTMENT INCOME (LOSS)                                     24,884,805
                                                              -------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment transactions             (4,594,610)

Change in net unrealized appreciation
(depreciation) on investments 30,596,697
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                          26,002,087
                                                              -------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                       $50,886,892
                                                              =============

See Notes to Financial Statements.

------

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006

Increase (Decrease) in Net Assets                              2007           2006

OPERATIONS

Net investment income (loss)                            $24,884,805    $15,803,250

Net realized gain (loss)                                (4,594,610)    (3,685,042)

Change in net unrealized appreciation (depreciation)     30,596,697    (3,464,415)
                                                       ------------   ------------
Net increase (decrease) in net assets resulting
from operations                                          50,886,892      8,653,793
                                                       ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Class I                                                (2,146,223)    (1,216,198)

 Class II                                              (22,744,318)   (15,885,793)
                                                       ------------   ------------
Decrease in net assets from distributions              (24,890,541)   (17,101,991)
                                                       ------------   ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                       57,558,294     83,772,753
                                                       ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS                    83,554,645     75,324,555

NET ASSETS

Beginning of period                                     522,788,477    447,463,922
                                                       ------------   ------------
End of period                                          $606,343,122   $522,788,477
                                                       ============   ============

See Notes to Financial Statements.

------

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios II, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Inflation Protection Fund (the fund)
is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation. The fund pursues its investment objective by investing substantially all of its assets in investment-grade debt securities. The fund normally invests over 50% of its assets in inflation-adjusted debt securities that are designed to protect the future purchasing power of the money invested in them. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

------

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

SWAP AGREEMENTS -- The fund may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on investments. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, interest on swap agreements, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2007, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(8,009,558), which may be used to offset future taxable gains. Capital loss carryovers of $(721,603), $(3,476,419)
and $(3,811,536) expire in 2013, 2014 and 2015, respectively.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment
Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category
Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from
0.2500% to 0.3100%. The effective annual management fee for each class of the fund for the year ended December 31, 2007 was 0.49% for Class I and Class II.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2007, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

Prior to December 12, 2007, the fund had a bank line of credit agreement with
JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2007, totaled $566,657,300, of which $485,021,174 represented U.S. Treasury and Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended December 31, 2007, totaled $523,402,427, of which $480,234,500 represented
U.S. Treasury and Agency obligations.

As of December 31, 2007, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes were as follows:

Federal tax cost of investments                           $582,632,999
                                                         =============
Gross tax appreciation of investments                      $22,327,240

Gross tax depreciation of investments                      (2,766,306)
                                                         -------------
Net tax appreciation (depreciation) of investments        $19,560,934
                                                         =============

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                           Year ended                   Year ended
                                    December 31, 2007            December 31, 2006
                               Shares          Amount        Shares         Amount

CLASS I/SHARES
AUTHORIZED                250,000,000                   250,000,000
                         ============                   ===========
Sold                        2,080,742     $21,237,789     1,264,516    $12,833,670

Issued in
reinvestment of
distributions                 211,089       2,146,223       120,190      1,216,198

Redeemed                    (928,167)     (9,494,128)     (338,808)    (3,426,598)
                         ------------   -------------   -----------   ------------
                            1,363,664      13,889,884     1,045,898     10,623,270
                         ------------   -------------   -----------   ------------
CLASS II/SHARES
AUTHORIZED                250,000,000                   250,000,000
                         ============                   ===========
Sold                       12,261,922     124,922,667    13,857,984    140,732,274

Issued in
reinvestment of
distributions               2,241,654      22,744,318     1,571,323     15,885,793

Redeemed                 (10,219,134)   (103,998,575)   (8,234,158)   (83,468,584)
                         ------------   -------------   -----------   ------------
                            4,284,442      43,668,410     7,195,149     73,149,483
                         ------------   -------------   -----------   ------------
Net increase
(decrease)                  5,648,106     $57,558,294     8,241,047    $83,772,753
                         ============   =============   ===========   ============

5. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by
ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with
Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the Federal
Funds rate plus 0.40%. The fund did not borrow from the line during the year ended December 31, 2007.

6. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------

FINANCIAL HIGHLIGHTS
VP Inflation Protection

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                                2007     2006      2005    2004(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period          $10.09   $10.26    $10.55     $10.07
                                             -------  -------   -------   --------
Income From Investment Operations

 Net Investment Income (Loss)                   0.49  0.34(2)      0.47       0.24

 Net Realized and Unrealized
 Gain (Loss)                                    0.46   (0.15)    (0.28)       0.48
                                             -------  -------   -------   --------
 Total From Investment Operations               0.95     0.19      0.19       0.72
                                             -------  -------   -------   --------
Distributions

 From Net Investment Income                   (0.49)   (0.36)    (0.47)     (0.24)

 From Net Realized Gains                          --       --    (0.01)         --
                                             -------  -------   -------   --------
 Total Distributions                          (0.49)   (0.36)    (0.48)     (0.24)
                                             -------  -------   -------   --------
Net Asset Value, End of Period                $10.55   $10.09    $10.26     $10.55
                                             =======  =======   =======   ========

TOTAL RETURN(3)                                9.66%    1.90%     1.81%      7.37%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                     0.50%    0.50%     0.50%   0.49%(4)

Ratio of Net Investment Income (Loss) to
Average Net Assets                             4.75%    3.37%     4.85%   3.52%(4)

Portfolio Turnover Rate                         109%      96%       82%    108%(5)

Net Assets, End of Period
(in thousands)                               $55,277  $39,096   $29,040    $11,319

(1) May 7, 2004 (commencement of sale) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2004.

See Notes to Financial Statements.

------

VP Inflation Protection

Class II
For a Share Outstanding Throughout the Years Ended December 31
                                   2007       2006      2005       2004       2003

PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $10.08     $10.26    $10.55     $10.31     $10.00
                                -------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                     0.46    0.32(1)      0.45       0.35       0.24

 Net Realized and
 Unrealized Gain (Loss)            0.47     (0.16)    (0.28)       0.25       0.31
                                -------   --------  --------   --------   --------
 Total From
 Investment Operations             0.93       0.16      0.17       0.60       0.55
                                -------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.46)     (0.34)    (0.45)     (0.35)     (0.24)

 From Net Realized Gains             --         --    (0.01)     (0.01)      --(2)
                                -------   --------  --------   --------   --------
 Total Distributions             (0.46)     (0.34)    (0.46)     (0.36)     (0.24)
                                -------   --------  --------   --------   --------
Net Asset Value,
End of Period                    $10.55     $10.08    $10.26     $10.55     $10.31
                                =======   ========  ========   ========   ========

TOTAL RETURN(3)                   9.49%      1.59%     1.56%      5.81%      5.61%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.75%      0.75%     0.75%      0.74%   0.74%(4)

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        4.50%      3.12%     4.60%      3.40%   2.00%(4)

Portfolio Turnover Rate            109%        96%       82%       108%       198%

Net Assets, End of Period
(in thousands)                 $551,066   $483,692  $418,424   $199,885    $33,829

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) ACIM waived its distribution fee from December 31, 2002 through March 31,
2003. Had fees not been waived, the annualized ratio of operating expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 0.75% and 1.99%, respectively.

See Notes to Financial Statements.

------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of the American Century Variable Portfolios II, Inc. and
Shareholders of the VP Inflation Protection Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the VP Inflation Protection Fund
(the sole fund comprising the American Century Variable Portfolios II, Inc.
hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Pricewaterhouse Coopers LLP
Kansas City, Missouri
February 11, 2008

------

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposal. The proposal received the required number of votes of the
American Century Variable Portfolios II, Inc. and was adopted. A summary of voting results is listed below the proposal.

PROPOSAL:
To elect eight Directors to the Board of Directors of American Century Variable
Portfolios II, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios II, Inc.).

Jonathan S. Thomas           For:                      46,983,881
                             Withhold:                  1,138,541
                             Abstain:                           0
                             Broker Non-Vote:                   0

John Freidenrich             For:                      46,858,380
                             Withhold:                  1,264,042
                             Abstain:                           0
                             Broker Non-Vote:                   0

Ronald J. Gilson             For:                      46,961,585
                             Withhold:                  1,160,837
                             Abstain:                           0
                             Broker Non-Vote:                   0

Kathryn A. Hall              For:                      46,950,231
                             Withhold:                  1,172,191
                             Abstain:                           0
                             Broker Non-Vote:                   0

Peter F. Pervere             For:                      46,998,955
                             Withhold:                  1,123,467
                             Abstain:                           0
                             Broker Non-Vote:                   0

Myron S. Scholes             For:                      46,980,765
                             Withhold:                  1,141,657
                             Abstain:                           0
                             Broker Non-Vote:                   0

John B. Shoven               For:                      46,978,484
                             Withhold:                  1,143,938
                             Abstain:                           0
                             Broker Non-Vote:                   0

Jeanne D. Wohlers            For:                      46,956,710
                             Withhold:                  1,165,712
                             Abstain:                           0
                             Broker Non-Vote:                   0

------

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are "interested"
primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS);
and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for eight registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century family of funds advised by ACIM, or American Century Global Investment Management, Inc. (ACGIM),
a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTOR

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------

RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

PETER F. PERVERE, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Intraware, Inc.

MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Cadence Design Systems (1992
to present)

JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007) PRINCIPAL
OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS LLC (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

------

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000) PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief
Compliance Officer, ACIM, ACGIM and ACS (August 2006 to present); Assistant
Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial
Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006) PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney,
ACC (February 1994 to present); Vice President, ACC (November 2005 to present);
General Counsel, ACC (March 2007 to present). Also serves as: General Counsel,
ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President,
ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); and Controller, various American Century funds (1997 to September
2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------

SHARE CLASS INFORMATION

Two classes of shares are authorized for sale by the fund: Class I and Class II.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The BLENDED INDEX was the benchmark for VP Inflation Protection prior to June
2007. It consists of a mix of three Citigroup (formerly Salomon Smith Barney)
indices in the following proportions: 55% Citigroup US Inflation-Linked
Securities Index, 25% Citigroup Government-Sponsored 1- to 3-Year Index, and 20%
Citigroup 15-Year Mortgage Index.

The CITIGROUP 15-YEAR MORTGAGE INDEX measures the performance of the 15-year maturity sector of the mortgage component of the USBIG (US Broad
Investment-Grade) Index, comprising 15-year Government National Mortgage
Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae),
and Federal Home Loan Mortgage Corporation (Freddie Mac) pass-throughs and
Fannie Mae and Freddie Mac balloon mortgages.

The CITIGROUP GOVERNMENT-SPONSORED 1- TO 3-YEAR INDEX includes bonds with remaining maturities of one to three years that are issued by U.S. or supranational agencies. Supranational agencies are supported by the capital of more than one sovereign state, such as the World Bank.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI)SM measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

------

NOTES

------

NOTES

------

NOTES

------

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0802
SH-ANN-58070

ITEM 2.  CODE OF ETHICS.

a.   The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.   No response required.

c.   None.

d.   None.

e.   Not applicable.

f.   The registrant's Code of Ethics for Senior Financial Officers was filed as
     Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.'s
     Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on
     September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    Peter F. Pervere, Jeanne D. Wohlers and Ronald J. Gilson are the
          registrant's designated audit committee financial experts. They are
          "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

         FY 2006:  $18,845
         FY 2007:  $20,185

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were as follows:

         For services rendered to the registrant:

         FY 2006:  $0
         FY 2007:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

         For services rendered to the registrant:

         FY 2006:  $0*
         FY 2007:  $0

         * This amount has been restated as certain prior year services related to review of federal and state income tax forms and federal excise tax forms that were paid in advance were refunded as management changed service providers.

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

         For services rendered to the registrant:

         FY 2006:  $0
         FY 2007:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(e)(1)   In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
         S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the
         registrant's audit committee.   Pursuant to paragraph (c)(7)(ii) of
         Rule 2-01 of Regulation S-X, the registrant's audit committee also pre-approves its accountant's engagements for non-audit services with the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)   All services described in each of paragraphs (b) through (d) of this
         Item were pre-approved before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
         S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

 (f)     The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than 50%.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

         FY 2006:  $253,580*
         FY 2007:  $84,400

         * This amount has been restated as certain prior year services related to review of federal and state income tax forms and federal excise tax forms that were paid in advance were refunded as management changed service providers.

(h)      The registrant's investment adviser and accountant have notified the registrant's audit committee of all non-audit services that were rendered by the registrant's accountant to the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
         Regulation S-X.  The notification provided to the registrant's audit committee included sufficient details regarding such services to allow the registrant's audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
     1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)   Registrant's Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios,
         Inc.'s Certified Shareholder Report on Form N-CSR, File No. 811-21591,
         on September 29, 2005.

(a)(2)   Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the
         Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
         Company Act of 1940, are filed and attached hereto as Exhibit
         99.302CERT.

(a)(3)   Not applicable.

(b)      A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of
         2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

By:      /s/ Jonathan S. Thomas
         ---------------------------------------
         Name:   Jonathan S. Thomas
         Title:  President

Date:    February 15, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Jonathan S. Thomas
         ---------------------------------------
         Name:   Jonathan S. Thomas
         Title:  President
                 (principal executive officer)

Date:    February 15, 2008

By:      /s/ Robert J. Leach
         ---------------------------------------
         Name:   Robert J. Leach
         Title:  Vice President, Treasurer, and
                 Chief Financial Officer
                 (principal financial officer)

Date:    February 15, 2008